CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.22
AMENDMENT 1
to the
CONTRACT FOR CONSTRUCTION
of
TWO VESSELS for
SEABULK TANKERS, INC.
by
NATIONAL STEEL AND SHIPBUILDING COMPANY

By the signatures below, the Contract between the Parties executed on September 10, 2013 is amended as follows. Any Articles or paragraphs within Articles not shown below remain as set forth in the Contract without changes.

ARTICLE 1        STATEMENT OF WORK

(a)    Contract Work. Contractor shall furnish all facilities, labor, supervision, material, supplies, machinery and equipment, and shall perform all work necessary to design, construct, launch, outfit, test and deliver two Vessels (NASSCO Hulls 552 and 557) qualified for operation in the U.S. coastwise trade in compliance with the Jones Act and in international trades to the extent identified in and in accordance with the appropriate Specifications and Vessel Drawings (as such terms are defined below in the SPECIFICATIONS AND VESSEL DRAWINGS Article 2), using only new, good quality materials, supplies, machinery and equipment. Contractor shall do everything required of it by this Contract, the Specifications, and the Vessel Drawings, including the development of Design Products (as defined below in the DESIGN RIGHTS Article 10) and the installation of any material that the Contract and/or the Specifications provides shall be furnished by Purchaser all in accordance with international standard shipbuilding and shipping practices as identified within the Specifications (all together as the “Contract Work"), for the total consideration of the Contract Price.

(e)    Vessel Contract Delivery Dates.
(1) Subject to Articles 1(e)(2) and 9, Contractor shall tender each Vessel to Purchaser on the following respective date for such Vessel, which may be contracted or extended by mutual agreement of the Parties or as provided for elsewhere in this Contract (after any changes, collectively, the “Vessel Contract Delivery Dates” and each a “Vessel Contract Delivery Date”):

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[*]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Vessel Contract
Vessel Number             Delivery Dates
Vessel 1 (Hull552):                May 1, 2016
Vessel 2 (Hull 557):              March 15, 2017

ARTICLE 3        PRICING
(b)    Contract Base Price and Contract Price. The “Contract Base Price” for each Vessel shall be as set out in the table below.

Vessel Number                            Price
Vessel 1, Hull 552                            [*]
Vessel 2, Hull 557                            [*]

The Contract Base Price for each Vessel set forth above shall be a firm fixed price and not subject to adjustment except as provided in this Contract.